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                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ] Preliminary Proxy Statement      [ ] Confidential, for Use of the Com-
                                         mission Only (as permitted by
                                         Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Revised Materials
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 140.12a-12 14a-12


                          VAN KAMPEN SENIOR LOAN FUND

                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed per Exchange Act Rules 14a-6(i)(1) and 0-11.

[ ] Fee paid previously with preliminary materials.
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VAN KAMPEN SENIOR LOAN FUND


Due to a clerical error, the number of issued and outstanding Common Shares of the Fund at the close of business on April 24, 2006 as listed in the Proxy Statement is incorrect. The actual number of issued and outstanding Common Shares of the Fund at the close of business on April 24, 2006, the record date, is 217,288,559.



QUESTIONS REGARDING THE PROXY CAMPAIGN....

Please call Van Kampen's Client Relations Department at 1-800-231-2808 (Telecommunications Device for the Deaf users may call 1-800-421-2833) or visit our website at www.vankampen.com where you can send us an e-mail message by selecting "Contact Us".